Exhibit 99.1

Investor Presentation August 2007

Forward Looking Statements This presentation contains forward-looking statements based on current expectations that are subject to a number of uncertainties and risks. Actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in S1's filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, please review S1's filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2006, our Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, and subsequent filings. Except as required by law, S1 will not update forward-looking statements over the course of future periods. For questions related to this information, please contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com. 2

Company Overview Delivers customer interaction software for financial and payment services Offers unique solution sets for financial institutions, retailers, and processors More than 3,000 customers use our software solutions around the world Applications address virtually every market segment and delivery channel Approximately 1,400 employees worldwide 3

Global presence ? ? ? ? ? ? ? ? ? North America - 640 Employees Europe & Middle East - 110 Employees India - South Africa - 130 Employees Asia-Pacific - 20 Employees 500 Employees 4

Three distinct brands Full service and self service solutions for large financial institutions worldwide Self service solutions for small to medium U.S. financial institutions and payment solutions worldwide Full service solutions for financial institutions in the U.S. 5

Market Model Customers Advantage Solutions Seven products Online Solutions: Personal Banking Business Banking Corporate Banking Trade Finance Insurance Branch and Call Center Solutions Teller Sales & Service / Call Center 6

Model Customers Solutions Advantage Market Targets Large Financial Institutions Typically more than $10 Billion in assets Worldwide Organized in four units: Americas International Insurance Products 7

Model Customers Solutions Advantage Market Products licensed on a perpetual basis Annual maintenance 21% - 24% of license Some historical subscription or term licenses Pricing typically based on end-users or seats Implementation services typically 50% to 200% of license Implementations typically take 6 to 12 months Hosting or on-premise model Sales cycle from 6 to 18 months Direct sales force 8

Model Customers Solutions Advantage Market Integrated application on a single architecture and database Initially approach customers with a single solution Example: Business Banking Then cross-sell applications based on customers' demands Example: Personal Banking 9

Model Solutions Advantage Market Customers Alliance & Leicester Bank of America Bank of Tokyo Mitsubishi Comerica Fifth Third Marshall & IIsley M&T Principal Financial Scotia State Farm SunTrust TCF Trustmark Zions Bank Not a complete list but a representative sample 10

Market Model Customers Advantage Solutions Self-service banking in U.S. Mosaic, Q-Up & Regency acquisitions ATM/Payments/Card management world-wide Postilion platform from Mosaic Acquisition Merging platforms 11

Model Customers Solutions Advantage Market Targets community & regional banks in the U.S. Typically less than $10 Billion in assets Global approach to the payments market Banks, retailers, processors and telcos Organized in three units: Americas International Products 12

Model Customers Solutions Advantage Market Self-service banking solutions in U.S. sold on a subscription basis Approximately half these customers are hosted Pricing typically based on volume Data center includes on-line bill pay Implementations typically 3 to 6 months Sales cycle from 3 to 6 months Payment solution licensed on a perpetual basis Annual maintenance typically 18% to 21% Pricing typically based on transaction volumes Sales cycle from 6 to 12 months Direct sales, some indirect channels internationally 13

Model Customers Solutions Advantage Market Merging legacy internet and voice banking onto Postilion (Mosaic) platform Robust, open, scalable platform Additional cross-sale opportunities One dashboard for banks to manage three self-service channels One code base reduces development and maintenance costs Voice banking introduced in 1Q07 Personal and Business Internet Banking scheduled for 2H07 14

Model Solutions Advantage Market Customers Banks and Credit Unions Retailers Processors/ISOs Telecom Operators Not a complete list but a representative sample 1300+ Community Banks in USA GE Consumer Finance - world-wide Standard Bank - $100B Bank Leumi - $55B ABSA Bank - $48B First National Bank - $40B Israel Discount Bank - $31B Agriculture Bank of Greece - $22B FIBI - $15B National Bank of Dubai Centurian Bank of Punjab 15

Model Solutions Advantage Market Customers Banks and Credit Unions Retailers Processors/ISOs Telecom Operators Not a complete list but a representative sample Canadian Tire 7 Eleven Kinko's Wakefern - Shoprite Pilot Oil (travel centers) Marks & Spencer Somerfield Superdrug (AS Watson) 16

Model Solutions Advantage Market Customers Banks and Credit Unions Retailers Processors/ISOs Telecom Operators Not a complete list but a representative sample Columbus Data Services Cardtronics American Express Threshold Electronics Calypso Canada ATM Solutions Paypoint Retail Decisions Certegy Experian Ikano EDS Brazil eService DNL Interswitch 17

Model Solutions Advantage Market Customers Banks and Credit Unions Retailers Processors/ISOs Telecom Operators Not a complete list but a representative sample Vodacom MTN Cell-C 18

Market Model Customers Advantage Solutions Branch and Call Center Solutions Teller Sales & Service / Call Center Lending solutions 19

Model Customers Solutions Advantage Market Targets Financial Institutions Typically less than $10 Billion in assets U.S. only 20

Model Customers Solutions Advantage Market Solution licensed on a perpetual basis Annual maintenance typically 21% to 24% Pricing typically based on teller / call center seats volumes Direct and indirect sales 21

Model Customers Solutions Advantage Market More than 50,000 teller workstations OEM relationship with Core providers 22

Model Solutions Advantage Market Customers Resellers: Fidelity/Miser Fiserv/ITI Open Solutions/Bisys Direct Customers Compass Bank M&T Bank Synovus TCF Bank Zions Bank 23

Two reporting segments Enterprise Postilion Americas Online Banking EFT/Payments International EFT/Payments USA Full service banking Americas International Insurance Good margins - expect flat or declining revenue Areas for potential revenue growth 24

2Q07 Financial Update 2Q07 Revenue up 13% to $52.6 million 1H07 Revenue up 11% to $100.2 million GAAP EPS of $0.08 in 2Q07 ~ an $0.11 increase over $0.03 loss per share 2Q06 GAAP EPS includes $3.1 million of stock compensation in 2Q07 and $1.2 million in 2Q06 2Q07 EBITDA(1) of $7.7 million vs $1.3 million in 2Q06 Includes $3.1 million of stock compensation in 2Q07 and $1.2 million in 2Q06 1H07 EBITDA(1) of $13.1 million vs $2.7 million in 1H06 Includes $5.0 million of stock compensation in 1H07 and $2.8 million in 1H06 (1) We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation's August 9, 2007 press release which can be found on the Company's website at www.s1.com. 25

Software license revenue includes subscription revenue of $1.8 million in 2Q07 vs $0.5 million in 2Q06 ~ 1H07 includes $3.6 million vs $1.1 million in 1H06 Board increased share repurchase authorization to $50 million ~ Company repurchased 1.9 million shares for $15 million in 2Q07 Full year guidance: Revenue of $202 - $206 million GAAP EPS of $0.26 - $0.29 Includes approximately $11 million of stock compensation 2Q07 Financial Update (continued) 26

Revenue and EBITDA(1) trends (by segment) Enterprise Postilion 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 (1) We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation's August 9, 2007 press release which can be found on the Company's website at www.s1.com. In Millions 27

Consolidated trend & outlook 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. We believe the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. For a reconciliation of our non-GAAP financial measure, please refer to S1 Corporation's August 9, 2007 press release which can be found on the Company's website at www.s1.com. EPS is GAAP Earnings from Continuing Operations per fully diluted share Full year 2007 EPS guidance includes approximately $11.0 million of stock compensation Second half EPS ($0.28) ($0.01) ($0.02) $0.03 ($0.17) $0.05 $0.08 $0.13 - $0.16(3) $39.7 $43.4 $46.7 $51.9 $50.2 $47.6 $52.6 ($17.1) $1.4 $1.3 $4.2 ($10.0) $5.4 $7.7 Second half $102 - $106 Revenue/EBITDA(1)/EPS(2) In millions, except per share amounts 28

Cash flow from 4Q06 to 2Q07 Operations Cash and short-term investments Stock activity October 1, 2006 June 30, 2007 $139.2 $87.8 $13.9 $ 5.5 ($5.0) $5.5 ($56.3) ($15.0) In Millions (1) (2) (3) (4) Cash flows from operating activities before changes in working capital (adjusted for impact of discontinued operations and restructuring charges) Impact of changes in assets and liabilities on cash flows from operations (adjusted for impact of restructuring accruals; $13.3 million of restructuring charges remain accrued and unpaid as of June 30, 2007) Capital expenditures, payments on capital leases, foreign currency impact and net impact of other items Proceeds from shares issued upon employee stock option exercises Modified Dutch auction tender offers in 4Q06 and 2Q07 (5) 29

Consolidated GAAP trend (1) Rounded amounts in millions may not add to totals (2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and August 9, 2007 press release which can be found at www.s1.com. In millions(1), except per share amounts 30

Segment trend In millions(1) 31 (1) Rounded amounts in millions may not add to totals (2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and August 9, 2007 press release which can be found at www.s1.com.

NASDAQ: SONE www.S1.com John Stone ~ CFO john.stone@s1.com